TRANSAMERICA FUNDS
Transamerica International Small Cap Value (the “fund)
Supplement to the Currently Effective Prospectuses
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The following information supplements and supersedes certain corresponding information contained in the Prospectuses, as applicable, concerning the fund.
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MANAGEMENT FEE REDUCTION:
The “Annual Fund Operating Expenses” tables included in the “Fees and Expenses” section of the Summary section of the Prospectuses are deleted in their entirety and replaced with the following, as applicable:

Class	I	I2	R6
Management fees[1]	0.88%	0.88%	0.88%
Distribution and service (12b‑1) fees	None	None	None
Other expenses	0.17%	0.07%	0.07%[2]
Total annual fund operating expenses	1.05%	0.95%	0.95%

[1]	Management fees have been restated to reflect a reduction in management fees effective August 30, 2024.
[2]	Other expenses are based on estimated amounts for the current fiscal year.
The “Example” tables included in the Summary section of the Prospectuses are deleted in their entirety and replaced with the following, as applicable:
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$107	$334	$579	$1,283
Class I2	$97	$303	$525	$1,166
Class R6	$97	$303	$525	$1,166
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Investors Should Retain this Supplement for Future Reference
August 30, 2024